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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                        Date of Report: November 10, 1999

                             NETWORK SOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                    0-22967           52-1146119

(State or other jurisdiction     (Commission File      (I.R.S. Employer
  of incorporation)                    Number)          Identification Number)

                 505 Huntmar Park Drive, Herndon, Virginia 20170

               (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code:   (703) 742-0400



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ITEM 5. OTHER EVENTS.

     On November 10, 1999, the U.S. Department of Commerce ("DoC"), Network Solutions, Inc. ("Network Solutions" or the "Company") and the Internet Corporation for Assigned Names and Numbers ("ICANN") executed a series of wide-ranging agreements to help shape the future of the Internet's domain name system. The agreements include:

- A registry agreement between Network Solutions and ICANN outlining the provisions and policies for operation of the Network Solutions Registry;

- A revised registrar accreditation agreement between ICANN and all registrars, including Network Solutions, registering names in the .com, .net and .org domains;

- A revised post-testbed registrar license and agreement between Network Solutions' Registry and all registrars registering names in the .com, .net and .org domains;

-    An amendment to the Cooperative Agreement between DoC and Network
     Solutions;

-    An amendment to the Memorandum of Understanding between DoC and ICANN; and

-    A transition agreement between ICANN and Network Solutions.

(collectively, the "Agreements").

     A copy of the Company's press release, dated November 4, 1999, and the Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, and are incorporated by reference herein.

    Statements in this report and the Company's press release attached hereto other than historical data and information constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, uncertainty of Internet privatization, governance and regulation, increased competition in the domain name registration and directory services businesses, customer acceptance of new products and services offered by the Company in addition to or as enhancements of its registration services, risks associated with the Company's international business, uncertainty of future revenue and profitability and fluctuations in its quarterly operating results. More information about potential factors that could affect the Company's business and financial results is included in the Company's filings with the Securities and Exchange Commission, especially in the Company's Registration Statement on Form S-3 filed on January 4, 1999, as amended, Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Reports on Form 10-Q for the periods ended March 31, June 30, and September 30, 1999.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Text of Press Release dated November 4, 1999
99.2 Registry agreement between Network Solutions and ICANN outlining the provisions and policies for operation of the Network Solutions Registry
99.3 Revised registrar accreditation agreement between ICANN and all registrars, including Network Solutions, registering names in the .com, .net and .org domains
99.4 Revised post-testbed registrar license and agreement between Network Solutions' Registry and all registrars registering names in the .com, .net and .org domains
99.5 Amendment No. 19 to Cooperative Agreement #NCR 92-18742 between DoC and Network Solutions
99.6 Amendment 1 to the Memorandum of Understanding between DoC and ICANN
99.7 Transition Agreement between ICANN and Network Solutions

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NETWORK SOLUTIONS, INC.

Date:  November 29, 1999              By: /s/ ROBERT J. KORZENIEWSKI
                                         -----------------------------
                                      Robert J. Korzeniewski
                                      Chief Financial Officer



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                                         NETWORK SOLUTIONS, INC.

                                            INDEX TO EXHIBITS

Exhibit                       Description
-------                       -----------
99.1     Text of Press Release dated November 4, 1999

99.2 Registry agreement between Network Solutions and ICANN outlining the provisions and policies for operation of the Network Solutions Registry

99.3 Revised registrar accreditation agreement between ICANN and all registrars, including Network Solutions, registering names in the .com, .net and .org domains

99.4     Revised post-testbed registrar license and agreement between Network
         Solutions' Registry and all registrars registering names in the .com, .net and .org domains

99.5     Amendment No. 19 to Cooperative Agreement #NCR 92-18742 between DoC and
         Network Solutions

99.6     Amendment 1 to the Memorandum of Understanding between DoC and ICANN

99.7     Transition Agreement between ICANN and Network Solutions